MANAGERS AMG FUNDS

SKYLINE SPECIAL EQUITIES PORTFOLIO

Supplement dated January 18, 2008

to the Prospectus dated December 31, 2007

(as supplemented January 16, 2008)

The following information supplements and supersedes any information to the contrary relating to Skyline Special Equities Portfolio (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus dated December 31, 2007, as supplemented January 16, 2008 (the “Prospectus”).

Effective immediately, the second paragraph under the section titled “Redemption and Exchange Fee” on page 9 of the Prospectus is hereby deleted and replaced with the following paragraph:

“The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), or (3) of shares where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.”

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